UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 26, 2021

Dyadic International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-55264 (Commission File Number)	45-0486747 (I.R.S. Employer Identification Number)
140 Intracoastal Pointe Drive, Suite 404 Jupiter, FL 33477
(Address of principal executive offices and zip code)
(561) 743-8333
(Registrant’s telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DYAI	The NASDAQ Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On July 26, 2021, Dyadic International, Inc. (“Dyadic” or the “Company”) entered into (i) a Sale and Purchase of Shares Agreement under which the Company agreed to sell its equity interest in Biotechnology Developments for Industry, S.L. (the “BDI Agreement”), and (ii) a Sale and Purchase of Shares Agreement under which the Company agreed to sell its equity interest in VLP The Vaccine Company, S.L.U. (the “VLP Agreement” and together with the BDI Agreement, the “BDI Sale”). After taking into account the adjustments for transaction and legal expenses, payments to the Company were approximately 1.3 million euros in connection with the closing of the BDI Sale.

In connection with the BDI Sale, on July 26, 2021, the Company also entered into an amendment to the Service Framework Agreement (the “Amended SFA”) with Biotechnology Development for Industry in Pharmaceuticals, S.L.U (“BDI Pharma”).  Under the Amended SFA, the Company maintains the right to engage in research and development projects at BDI Pharma until June 30, 2025, with the non-compete term extending to June 30, 2030, without any other material terms and conditions changed.

The BDI Sale and the Amended SFA, were previously approved by Dyadic’s Board of Directors.

The foregoing descriptions of the BDI Agreement, the VLP Agreement and the Amended SFA are only summaries of the material terms thereof, do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibit is being filed herein:
Exhibit Number	Description

10.1	BDI sale agreement dated July 26, 2021
10.2	VLP sale agreement dated July 26, 2021
10.3	Amendment No. 1 dated July 26, 2021 to the Service Framework Agreement dated June 30, 2017
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2021

Dyadic International, Inc.

By:	/s/ Mark A. Emalfarb
Name:	Mark A. Emalfarb
Title:	Chief Executive Officer